I N S U R A N C E / R E I N S U R A N C E B E R M U D A I R E L A N D U N I T E D S T A T E S MAX CAPITAL GROUP LTD. Nasdaq: MXGL Investor Presentation Quarter Ended – March 31, 2008 Exhibit 99.2

INFORMATION CONCERNING
FORWARD LOOKING STATEMENTS
This presentation includes statements about future economic performance, finances, expectations, plans and prospects of the Company that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements.
For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s most recent Annual Report on
Form 10-K , Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by the Company with the SEC. The Company undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

Max Capital Today
Global underwriter of specialty insurance and reinsurance focused on risk adjusted returns and book value growth
Operating subsidiaries in Bermuda, Ireland and United States
Highly experienced management and underwriting teams with proven track record through all market cycles
Over 200 employees worldwide
Diversified business mix balanced between insurance and reinsurance, long and short tail exposures and geographic spread of risk
Growth through opportunistic expansion and addition of product lines
Strategic initiatives focus on value creation through all product cycles
Portfolio approach to risk through integration of asset / liabilities for all transactions
Culture focused on risk and capital management
Custom pricing models for each class of business with emphasis on ROE
Total invested assets of $5.2 billion represents a 3.4:1 ratio of invested assets to capital deployed in a risk averse, enhanced return investment strategy
$1.5 billion of shareholders’ equity at March 31, 2008

First Quarter 2008 Highlights
2008 Underwriting off to strong start
Agriculture Reinsurance GPW: $85 million
Max Specialty GPW: $29 million
Q1 2008 Cat Events – minimal impact to Max
Alternative Investments Return: -2.11%
HFRI Fund of Fund Index return: -4.27%
$99 million returned to Shareholders
$94 million Share Repurchases
$5 million Dividend
March 2008 announced agreement to acquire U.S. Admitted Insurance
Company licensed in all 50 states
Regulatory approval pending

Strategic Diversification & Expansion Of The Company
Property Insurance
2007 2004 2005 2006 2003
Casualty Insurance
Bermuda / Dublin
U.S. E&S insurance
Max USA $100m
Senior Debt Issue
2008
Announced U.S.
admitted insurance
company
Property / Cat
Reinsurance
$23.50 / share
Common Offering
Structured & Alternative Life & Annuity Insurance Reinsurance Specialty MDS allocation %
0
200
400
600
800
1,000
1,200
1,400
2003 2004 2005 2006 2007 2008 Plan
32.2%
31.5%
31.8%
29.1%
23.5%
20.7%
19.4%
0%
5%
10%
15%
20%
25%
30%
35%
40%

Identifying & Recruiting “Franchise Players” Has Been
Instrumental In Our Success
Experienced &
highly quantitative
underwriting teams
Lead underwriters average over 20
years in the business
High percentage of employees hold
professional designations
2004
Property
2003
Excess Liability
Professional Liability
Medical Malpractice
Reinsurance
2005
Property / Property -
Cat Reinsurance
2006
Aviation
2007
U.S. Excess
& Surplus Property
Ocean Cargo / Inland
Marine
U.S. Casualty
Multi – peril crop

Operating Strategy
Specialty Lines
Underwriting Operations
Diversified Product Offering
Enterprise Risk Management
Focused on niches / specialties
Opportunities that reward our  specialized knowledge
and relationships
Marketing and distribution efforts that emphasize building
brand awareness
Dedication to customer service
Expand Excess and Surplus lines business in the U.S.
Manage property catastrophe aggregate exposure on a
1:250 year basis not to exceed 25% of beginning year equity
2008 Target – less than 20%
Target product classes where we can invest resources and
“intellectual capital,” which leads to long–term franchise value
Strong balance sheet supported by prudent reserving
practices
Maintain financial strength ratings and pursue an upgrade
Reinsurance purchased to manage exposures and pricing
cycles
State-of-the-art systems, risk controls
Capital allocated to maximize return on every transaction

Seek to achieve high quality, stable and consistent ROEs
Target ROE of 15% over the market cycle
Operating ROE > 15% in 4 of last 5 fiscal years, 2005 positive ROE despite Hurricanes KRW
Compound annual ROE of 14.9% over last 5 years
Lower volatility of ROE
Do well in the good years - 15% to 20% ROE
Have a positive ROE in the bad years
Our most highly respected and valued competitors have high Sharpe ratios
Willing to trade some expected ROE for lower volatility of ROE
Financial Objective:
Grow Book Value / Create Shareholder Value
Mean ROE vs Std Dev of ROE
Annual Data 2003 to 2007
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
18.00%
20.00%
0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00%
Std Deviation of ROE
ACGL
AXS
ACE
PRE
MXGL
TRH
RE
ENH
RNR
AWH
AHL
PTP
XL
IPCR MRH

5 Years Of Growth:
Annualized ROE of 14.9%
* Year of Hurricanes KRW. Max was one of the few insurance/reinsurance companies among its peers that were profitable in 2005.
17.0%
0.9%
16.8%
20.4%
15.6%
$19.70
$20.16
$23.06
$27.54
$26.78
0%
5%
10%
15%
20%
25%
2004 2005* 2006 2007 Rolling 12 Months
at March 31, 2008.
$0
$5
$10
$15
$20
$25
$30
Return on Shareholders’ Equity
Book Value Per Share

Efficient Capital Management
Dividends
Repurchases   ($ in thousands)
Strong and flexible capital structure
2005: $258 million Equity Offering -
launched Property Cat Reinsurance Operations
2007: Max USA $100 million Senior Debt
Offering - launched U.S. Excess and Surplus
Lines Insurance Company
Manage exposures to preserve capital
Opportunistic share repurchases
$85.8 million of Repurchase Authorization
as of March 31, 2008
Increased dividends each year since inception
($ in thousands)
Dividends $ 56,790
Share Repurchases 241,535
Total $298,325
2003- 2008 Summary
$3,788
$5,487 $8,955 $14,273
$19,164
$5,123
$3,095
$4,850
$7,360
$17,624
$114,755
$93,851
$0
$25,000
$50,000
$75,000
$100,000
$125,000
$150,000
2003 2004 2005 2006 2007 Q1, 2008

Diversified Premium Mix:
A Key Differentiator
Property
Casualty
Insurance
Reinsurance
Incumbent (Re) Insurers
Class of 2001
Class of 2005
Max Capital Group Ltd.
ACE
XL
WTM
RE
TRH
PRE
AXS
ACGL
ENH
AHL
RNR
AWH
PTP
MRH
Lancashire
VR
IPCR
FSR
Note: Based on 2007 property and casualty gross premiums written. Certain allocations have been estimated.
Source: Merrill Lynch

Diversified Revenue Sources / Product Lines
P&C Annual Gross Premiums Written
($ in millions)
Non-recurring additional premiums on prior years’ contracts of $182 million
Total P&C Insurance / Reinsurance excluding Alternative Risk and non- recurring additional premiums on prior years’ contracts (year-on-year change)
Included in 2004 P&C Reinsurance is GPW of $248m related to Alternative Risk business
Max Specialty P&C Insurance P&C Reinsurance
Revenue not dependent on single source
Capital & risk allocated rationally
$971
$820
$776
$895
0
100
200
300
400
500
600
700
800
900
1000
2004 2005 2006 2007 2008 YTD Actual
and Plan
$831
(+15%
to Plan)
(+17%) (-16%)
(-5%)

P&C Insurance:
Bermuda / Dublin Niche – Oriented Focus
Target:
Working layer excess business
Larger customer - Fortune 1000
Customer-oriented approach:
Responsive and innovative
Consider toughest classes of
business
Offer multi-year programs
Flexible in program attachment points
Work with all leading brokers
Underwritten in Bermuda and Dublin
Sub-prime related reserves -
approximately $20 million
Combined ratio:
YTD 2008:      84%
2007:              86%
Gross Premiums Written 2008
Rolling 12 Months at March 31, 2008
$378 million
By Exposure
Aviation
11%
Excess Liability
34%
Professional
Liability
41%
Property
14%

P&C Reinsurance:
Bermuda / Dublin Diversification & Flexibility Emphasized
Target:
Working layer excess business /
quota share business
Specialty / niche focus
Customer-oriented approach:
Quick turnaround
Line-specific expertise
Net line underwriter (stability of capacity)
Cross-class capability
Modeling and structuring capabilities
Work with all leading brokers
Underwritten in Bermuda and Dublin
Combined ratio:
YTD 2008:        86%
2007:                 84%
By Exposure
Gross Premiums Written 2008
Rolling 12 Months at March 31, 2008
$413 million
Agriculture
21%
Aviation
8%
General
Liability
4%
Medical Malpractice
15%
Other
2%
Professional Liability
9%
Property
18%
Marine & Energy
11%
Whole Account
3%
Worker’s Compensation
9%

Growth Initiative:
Max Specialty Insurance Company
2007 Start-Up:
Nationwide underwriter of excess and surplus
lines niches based in Richmond, VA
Delaware licensed and approved on a non-
admitted basis in 46 other states
Brokerage and Contract Binding operations
Select group of national brokers and regional
MGA’s with 20+ years relationships
Current Products
Property-cat & non cat
Umbrella / xs Liability
Inland Marine / Ocean Cargo (New 2008)
Specialty Casualty (New 2008)
90 employees / 6 U.S. locations
Long-term underwriting objectives:
Products priced and underwritten so net
incurred loss ratios approximate 55%
Expense ratio:   approximately 35%
Combined ratio: approximately 85%
March 2008: Announced agreement to
acquire admitted insurance company
licensed in all 50 states
Regulatory approval pending
Gross Premiums Written 2008
Rolling 12 Months at March 31, 2008
$76 million
By Exposure
Property
66%
General Casualty
27%
Marine
7%

Life Reinsurance:
Long-Tail, Reserve Buy-Out Business
Specialize in:
Investment spread business
In force, closed / ring-fenced books
Mortality, morbidity & longevity
Predictable cash flows
Asset heavy – no interest sensitive
liabilities
Strategy:
Leveraging underwriting skills with low
volatility alternative investments
Focus on closed block reserve
buy-out  transactions
Almost no IBNR
Differentiated by:
Detailed data focus
Strong actuarial analysis
Bermuda efficiencies
Gross Premiums Written
Reserves & Deposits 3/31/2008
$1.3 billion
Number of Deals Written
Annuity
72%
Life
15%
Health
13%
2008 YTD
And Plan
0
50
100
150
200
250
300
350
2004 2005 2006 2007
$212
$275
$45
$302
3
3
1
6
US$ Millions
$150

Diversified And Strategic Asset Allocation
Average quality of AA / Maximum Baa of 2%
Diversification by sector and issuer
No CDO’s, CLO’s, SIV’s or other highly
structured securities
Duration and currency matched to liabilities
Portfolio externally managed by investment
managers who compete for assets based on
performance
Diversification by strategy with concentration
limits in any particular fund
Rapid liquidity required
Return objective – 300 bps over risk free rates
with bond like volatility
Rigorous manager selection and monitoring
process
Hedge fund accounting requires quarterly mark
to market to flow through operating income
Alternative investments part of “capital” Fixed maturities portfolio supports reserves
Investment Portfolio:
Traditional       Alternative
Allocation 81% 19%
Target 80% 20%
Opportunistic
Distressed
Diversified
Equity
Long / Short
Event Driven
Arbitrage
Global
Macro
Credit
Long / Short
Emerging
Markets
Fixed Income
Arbitrage
Tsy / Agy Aaa Aa Baa
0%
5%
10%
15%
20%
25%
30%
35%
40%

Investment Strategy:
Risk Averse Enhanced Returns
Standard Deviation
60 Months
as of March 31, 2008
Max Fixed Maturities Merrill Lynch Master Bond Index
MDS
(Max Fund of  Funds)
Max Total Portfolio
S&P 500
Annual Return
60 months
as of March 31, 2008
MFIX MLMBI MDS SP500 MAX
0
-0.5
-1
-1.5
-2
-2.5
-3
-3.5
-4
-4.5
-5
-5.5
-6
-6.5
-7
-7.5
-8
-8.5
-9
-9.5
-3.25
-3.67
-4.70
-9.17
-3.07
MFIX MLMBI MDS SP500 MAX
11
10.5
10
9.5
9
8.5
8
7.5
7
6.5
6
5.5
5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
4.04
4.72
9.88
10.62
6.14

Investments With Exposure To Sub-prime And Alt-A
Significant and growing over-collateralization
Most with 30-50% over-collateralization
Over-collateralization on most is growing, and has increased in the last 3 months
Through March 31, 2008 default and delinquency rates currently averaging 20% for the entire issue
At March 31, 2008, unrealized loss is approximately $5.9 million on subprime holdings
Alternative asset portfolio net short sub-prime at March 31, 2008
Based upon stress testing, we expect no principal losses from sub-prime-backed bonds
Assets with Subprime content Weighted AA Amortized Fair Value
($ millions) Average Life Senior Junior Cost
As at March 31, 2008
Subprime exposure by vintage year
Pre-2005 3.3 7.1 $                   0.4 $                 2.1 $                  9.6 $                  9.1 $
2005 2.6 2.5 $                   - $                 3.4 $                  5.9 $                  5.1 $
2006 2.2 31.4 $                 5.0 $                 - $                  36.4 $               32.2 $
2007 3.2 2.5 $                   - $                 - $                  2.5 $                  2.1 $
Total Subprime exposure 2.5 43.5 $                 5.4 $                 5.5 $                  54.4 $               48.5 $
Alt-A exposure by vintage year
Pre-2005 3.9 6.8 $                   - $                 - $                  6.8 $                  6.5 $
2005 1.9 - $                   19.5 $              - $                  19.5 $               14.8 $
2006 1.0 4.3 $                   8.9 $                 - $                  13.2 $               12.9 $
2007 2.9 4.3 $                   - $                 - $                  4.3 $                  4.2 $
Total Alt-A exposure 2.0 15.4 $                 28.4 $              - $                  43.8 $               38.4 $
Sub-prime and Alt-A exposure
2.3
58.9 $                 33.8 $              5.5 $                  98.2 $               86.9 $
Credit rating
AAA

Profitable Financial Trends Despite Hurricanes in 2005
Gross Premiums Written
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2004 2005 2006 2007 Rolling 12 Months at 3/31/08
$1,044
Life $212
$1,246
Life $275
$865
Life $45
$1,078
Life $302
$1,171
Life $302
P&C Combined Ratio
94%
106%
86%
88% 88%
0%
20%
40%
60%
80%
100%
120%
2004 2005 2006 2007 Rolling 12 Months at 3/31/08
15.8%
1.0%
17.3%
20.7%
15.7%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
2004 2005 2006
2007
Rolling 12 Months at 3/31/08
Operating ROE
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
Operating Earnings Per Share (Diluted)
$2.70
$0.19
$3.52
$4.81
$3.66
2004 2005 2006 2007 Rolling 12 Months at 3/31/08

$799
$447
$273
$252
$275
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
2004* 2005* 2006* 2007* Rolling 12 Months at 3/31/08
$903
$1,186
$1,390
$1,584
$1,512
0
$200
$600
$1,000
$1,400
$1,800
2004 2005 2006 2007 3/31/08
($19.70)
($20.16)
($23.06)
($27.54)
($26.78)
A Growing, Global Insurance / Reinsurance Company
$3,515
$4,223
$4,536
$5,123
$5,166
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2004 2005 2006 2007 3/31/08
Invested Assets (Ratio to Shareholders’ Equity)
($ in millions)
Operating Cash Flow
Shareholders’ Equity (Book Value Per Share)
Dividends Per Share
$0.12
$0.18
$0.24
$0.32
$0.34
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
$0.35
$0.40
2004 2005 2006 2007 Rolling 12 Months at 3/31/08
(3.9:1)
(3.6:1)
(3.3:1)
(3.2:1)
(3.4:1)
*Operating Cash Flow for 2007 and prior years has been adjusted to conform with the current presentation

Gross Premiums Written - $1,045 billion
2008 Est. 2007 Actual
Property & Casualty Insurance $390 million $383 million
Property & Casualty Reinsurance $350 million $345 million
Max Specialty $155 million $  48 million
Life & Annuity Reinsurance $150 million $302 million
Combined Ratio
Property & Casualty Insurance 88% 86%
Property & Casualty Reinsurance 92% 84%
Max Specialty
120% (57% loss ratio)
530% (82% loss ratio)
Operating Earnings Per Share
(diluted)
$3.90 - $4.20 $4.81
Alternative investments return
8% 16.97%
Key Assumptions
2008 Guidance
No acquisitions
Normal catastrophes (P&C combined ratio
includes approx. 4%-6% for normally
expected catastrophes)
No reserve releases/commutations
Continued capital management –
share repurchases

Additional Financial Information

Gross Premiums Written 307 $         1,078 $
Net Premiums Earned 136            818
Net Investment Income 50              188
Net (Losses) Gains on Alternative Investments (26)             187
Net Realized Gains (Losses) on Sale of Fixed Maturities 1                (4)
Other Income 1                1
Total Revenues 162            1,190
Total Losses, Expenses & Taxes 154            887
Net Income 8 $             303 $
Property & Casualty Underwriting
Loss Ratio 69% 64%
Expense Ratio 20% 24%
Combined Ratio 89% 88%
YTD March 31, 2008 Results And 2007 Year - End Results
2007
($ in millions)
YTD
March 31, 2008

Cash & Fixed Maturities 4,166 $      4,061 $
Alternative Investments 1,000         1,062
Premium Receivables 519            433
Losses Recoverable 633            578
Other Assets 401            403
     Total Assets 6,719 $      6,537 $
Property & Casualty Losses 2,435         2,334
Life & Annuity Benefits 1,257         1,204
Deposit Liabilities 221            221
Funds Withheld 171            169
Unearned Premium 538            440
Bank Loan 325            330
Senior Notes 100            100
Other Liabilities 160            155
     Total Liabilites 5,207 $      4,953 $
Shareholders' Equity 1,512         1,584
6,719 $      6,537 $
Strong Balance Sheet
December 31, 2007 March 31, 2008
($ in millions)

Supplemental Investment Data – March 31, 2008
Past Performance should not be considered to be a reliable indicator of future performance
Fair Investment Last Last Last
Value* Distribution 3 Months 12 months 60 months**
Cash and Fixed Maturities 4,166,456 $     80.6% 1.41% 5.35% 4.04%
Commodity Trading Advisers - $               0.0% 0.00% 7.32% 6.69%
Distressed Securities 168,069 3.3% -0.56% 9.55% 20.15%
Diversified Arbitrage 99,197 1.9% -8.49% 1.40% 5.65%
Emerging Markets 64,956 1.3% 0.28% 13.58% 17.62%
Event-Driven Arbitrage 166,685 3.2% 1.51% 26.14% 17.97%
Fixed Income Arbitrage 36,997 0.7% 14.21% 37.35% 11.08%
Global Macro 74,559 1.5% -0.09% 10.55% 9.43%
Long / Short Credit 44,890 0.9% 1.69% 1.17% 10.14%
Long / Short Equity 270,853 5.2% -7.02% 12.24% 9.62%
Opportunistic 69,237 1.3% -2.25% 10.73% 18.83%
MDS **** 995,443 19.3% -2.15% 9.08% 9.88%
Reinsurance Private Equity 4,362 0.1% 10.67% 105.92% 9.90%
Alternative Investments 999,805 $        19.4% -2.11% 9.31% 9.14%
Total Investments 5,166,261 $     100.0% 0.61% 7.34% 6.14%
Alternative Investment Return Data ***:
MDS Performance History **** –60 months ended March 31, 2008
Largest monthly gain 4.15% Largest monthly loss (2.58%)
Largest quarterly gain 6.07% Largest quarterly loss (2.72%)
Average monthly gain 1.40% Average monthly loss (1.02%)
Average quarterly gain 3.60% Average quarterly loss (1.14%)
Months with a gain 45 Months with a loss 15
Quarters with a gain 15 Quarters with a loss 5
% of months with a gain 75% Quarterly standard deviation 2.68%
% of quarters with a gain 75% Annual standard deviation 4.70%
Largest drawdown ***** (5.04%)
Monthly performance
2003 2004 2005 2006 2007 2008
January
1.75% 0.16% 2.75% 1.28% (1.37%)
February 1.28% 1.69% 0.39% 1.50% 1.83%
March 1.18% (0.61%) 1.22% 1.90% (2.58%)
April
2.03% 0.03% (0.65%) 1.89% 2.30%
May 3.02% (0.87%) (0.68%) (1.74%) 2.59%
June 0.92% 0.70% 1.20% (0.66%) 0.85%
July
(0.24%) 0.03% 1.33% (0.71%) 0.99%
August 0.96% (0.02%) 0.98% 0.02% (1.62%)
September 2.63% 0.04% 1.84% (2.04%) 1.85%
October 0.98% 1.04% (1.45%) 1.37% 4.15%
November 0.56% 2.54% 0.61% 1.81% 0.10%
December 1.85% 1.74% 1.37% 1.96% (0.13%)
Quarterly performance
Q1 4.27% 1.22% 4.41% 4.75% (2.15%)
Q2 6.07% (0.15%) (0.14%) (0.54%) 5.83%
Q3
3.37% 0.06% 4.21% (2.72%) 1.18%
Q4 3.43% 5.41% 0.51% 5.22% 4.11%
Period return
13.41% 9.81% 5.88% 6.30% 16.78% (2.15%)
Past performance should not be considered to be a reliable indicator of futureperformance.
*   Expressed in thousands of United States Dollars
**  Annualized
*** The percentages shown under the alternative investment return data relate only to the performance of our alternative investments held by MDS.
**** Net of all fees
***** Largest drawdown represents the largest decline in value between two NAV peak values.
Periodic Rate of Return

I N S U R A N C E / R E I N S U R A N C E B E R M U D A I R E L A N D U N I T E D S T A T E S MAX CAPITAL GROUP LTD. Nasdaq: MXGL Investor Presentation Quarter Ended – March 31, 2008